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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):               January 13, 2000


                             City National Corporation
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


           Delaware                 1-10521                 95-2568550
       ----------------          -------------           ---------------
      (State or other             (Commission             (IRS employer
      jurisdiction of             file number)          identification no.)
      incorporation)


      400 North Roxbury Drive, Beverly Hills, California               90210
    -----------------------------------------------------            ---------
            (Address of principal executive offices)                 (Zip code)


    Registrant's telephone number, including area code            (310) 888-6000
                                                                  --------------


                                Not applicable
                            -----------------------
        (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

On January 13, 2000, City National issued a press release reporting its financial results for the quarter and year ended December 31, 1999.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     99.1 Press release dated January 13, 2000 reporting financial results for the quarter and year ended December 31, 1999.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 25, 2000

                                        CITY NATIONAL CORPORATION


                                        /s/ Barbara S. Polsky
                                        ----------------------------
                                        Barbara S. Polsky
                                        Executive Vice President,
                                        General Counsel and Secretary